UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
April 13, 2005

PETROQUEST ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	72-1440714
(State of Incorporation)	(I.R.S. Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000
Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip code)

Commission File Number: 0-019020

Registrant’s telephone number, including area code: (337) 232-7028

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 3.02 Unregistered Sales of Equity Securities.
Item 3.03 Material Modification to Rights of Security Holders.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Agreement and Plan of Merger
Registration Rights Agreement
Sixth Amendment to Amended and Restated Credit Agmt.
Fifth Amendment to Second Lien Secured Credit Agmt.
Press Release

Item 1.01 Entry Into a Material Definitive Agreement.

     See Item 2.01, which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On April 12, 2005, PetroQuest Energy, Inc., a Delaware corporation (the “Company”), announced the execution and closing of an Agreement and Plan of Merger, dated as of April 12, 2005 (the “Merger Agreement”), among the Company, TDC Acquisition Sub LLC, a Louisiana limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), TDC Energy Inc., a Louisiana limited liability company (“TDC”), and the members of TDC, pursuant to which the Company acquired all of the issued and outstanding membership interests of TDC. Under the terms of the Merger Agreement, TDC was merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger. The Merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     At the effective time of the Merger (the “Effective Time”), all of the membership interests of TDC issued and outstanding immediately prior to the Effective Time were converted into the right to receive an aggregate of $273,720 in cash and 146,226 shares of the Company’s common stock (collectively, the “Purchase Price”), subject to post-closing Purchase Price adjustments to be determined within 60 days following the closing. At the closing, 30% of the Purchase Price was deposited into an escrow account for settlement of these adjustments, and 70% of the Purchase Price was distributed to the members of TDC. The Purchase Price is subject to post closing adjustments based on, among other things, the amount of TDC’s working capital as of December 31, 2004 and certain expenditures made by TDC in between December 31, 2004 and closing.

     At the closing of the Merger, approximately $16.5 million of TDC’s indebtedness to Macquarie Bank Limited, a bank incorporated under the laws of Australia (“MBL”), was repaid in full by the Company utilizing funds from the Company’s bank credit facility. In addition, the Company granted to the members of TDC a net profits interest in the oil, natural gas and other minerals produced from the oil and natural gas properties of TDC. Payment of the net profits interest commences after the cumulative production for such properties from and after January 1, 2005 equals 10 Bcfe.

     Pursuant to the terms of the Merger Agreement, the Company agreed to file a registration statement with respect to the shares of the Company’s common stock issued to the members of TDC within 30 days of the closing date and to use its commercially reasonable best efforts to cause the registration statement to become effective as soon as reasonably practicable after such filing. The Company agreed to keep the registration statement effective until the earlier of two years after the closing date or the date on which all shares registered thereunder may be resold under Rule 144(k) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Merger Agreement further contains standard provisions requiring the Company and the members of TDC to indemnify each other for liabilities arising in connection with the sale of securities under the registration statement. The issuance of the shares of the Company’s common stock to the members of TDC was exempt from registration pursuant to Section 4(2) of the Securities Act and Rule 506 thereunder as it did not involve a public offering.

     In connection with Merger, on April 12, 2005, the Company issued 500,000 shares of its common stock to MBL in exchange for the assignment by Macquarie Americas Corp., a Delaware corporation (“MAC”), to the Company of an overriding royalty interest in and to the oil, natural gas and other minerals produced from the oil and natural gas properties of TDC. The Company and MBL also entered into a Registration Rights Agreement dated April 12, 2005 (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement with respect to the shares of the Company’s common stock issued to MBL within 30 days of the closing date and to use its commercially reasonable best efforts to cause the registration statement to become effective as soon as reasonably practicable after such filing. The Company agreed to keep the registration statement effective until the earlier of two years after the closing date or the date on which all shares registered thereunder may be resold under Rule 144(k) promulgated under the Securities Act. The Registration Rights Agreement further contains standard provisions requiring the Company and MBL to indemnify each other for liabilities arising in connection with the sale of securities under the registration statement. The issuance of the shares of the Company’s common stock to MBL was exempt from registration pursuant to Section 4(2) of the Securities Act and Rule 506 thereunder as it did not involve a public offering.

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     On April 12, 2005, the Company, through its wholly owned subsidiary PetroQuest Energy, LLC, entered into the Sixth Amendment to Amended and Restated Credit Agreement (the “Sixth Amendment”) with JP Morgan Chase Bank, N.A., as a lender and an agent. The Sixth Amendment permits the Company to consummate the Merger and increases the borrowing base under the bank credit facility to $67.5 million. The increased borrowing base will be subject to monthly reductions of $2.5 million commencing May 1, 2005, and continuing until the next regularly scheduled borrowing base re-determination. In addition, the Sixth Amendment increases the limits on the Company’s expenditures for exploration and development wells to $3 million and $5 million of dry hole costs, respectively. Following the consummation of the Merger and the Sixth Amendment, the Company had $61.0 million of borrowings and no letters of credit issued pursuant to the bank credit facility.

     On April 12, 2005, the Company, through its wholly owned subsidiary PetroQuest Energy, LLC, entered into the Fifth Amendment to Second Lien Secured Credit Agreement with MBL as lender. The amendment permits the Company to consummate the Merger and increases the total amount of debt that the Company may have outstanding to $80.0 million, effective March 31, 2005, and $90.0 million, effective upon the date of the consummation of the Merger.

     The Merger Agreement, Registration Rights Agreement, Sixth Amendment and Fifth Amendment are included herein as Exhibit 2.1, 4.1, 10.1, and 10.2 and are incorporated herein by reference. The forgoing descriptions of the Merger Agreement, Registration Rights Agreement, Sixth Amendment, Fifth Amendment and the transactions contemplated therein do not purport to be complete and are qualified in their entirety by reference to such documents.

Item 3.02 Unregistered Sales of Equity Securities.

     See Item 2.01, which is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

     See Item 2.01, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

     On April 12, 2005, the Company issued a press release announcing the execution of the Merger Agreement. A copy of this press release is attached hereto as Exhibit 99.1.

     The information furnished in this Item 7.01 and the related exhibit furnished in Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information may only be incorporated by reference in another filing under the Exchange Act or the Securities Act, if such subsequent filing specifically references such information.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits:

2.1*	Agreement and Plan of Merger dated April 12, 2005, among PetroQuest Energy, Inc., TDC Acquisition Sub LLC and TDC Energy LLC.

4.1	Registration Rights Agreement dated April 12, 2005, between PetroQuest Energy, Inc. and Macquarie Bank Limited.

10.1	Sixth Amendment to Amended and Restated Credit Agreement dated April 12, 2005, by and among PetroQuest Energy, LLC, PetroQuest Energy, Inc., Pittrans Inc., TDC Acquisition Sub LLC, and JPMorgan Chase Bank, N.A.

10.2	Fifth Amendment to Second Lien Secured Credit Agreement dated April 12, 2005, among PetroQuest Energy, LLC, TDC Energy LLC f/k/a TDC Acquisition Sub LLC, PetroQuest Energy, Inc. and Macquarie Bank Limited

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99.1	Press Release dated April 13, 2005

*	Schedules and similar attachments to the Agreement and Plan of Merger have been omitted pursuant to Item
601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROQUEST ENERGY, INC.

Date: April 13, 2005	/s/ Daniel G. Fournerat

Daniel G. Fournerat
Senior Vice President, General Counsel and Secretary

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